UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2007

                           JACKSONVILLE BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                    000-49792                  33-1002258
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                      62650
-----------------------------------------------                -----------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                Explanatory Note
                                ----------------

              This Current Report on Form 8-K/A is being filed solely to announce the retirement of Jess D. Karns, Senior Loan Administrator, as previously disclosed under the Form 8-K filed on March 5, 2007.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
              -----------------------------------------------------------

              On March 1, 2007, the Company  announced the  appointment of Chris
              A. Royal as the Vice President and Chief Lending Officer of Jacksonville Savings Bank. Mr. Royal began working at the Bank on March 12, 2007. Prior to joining the Bank, Mr. Royal worked as a commercial lender with another financial institution. Mr. Royal is 51 years of age.

              Mr. Royal does not have any indebtedness with the Bank or any relationships required to be disclosed pursuant to Section 404 of Regulation S-K.

              Mr. Royal replaces Jess D. Karns, who has been the Bank's Senior Loan Administrator for the past 3 1/2 years. Mr. Karns has retired from the Bank effective May 4, 2007.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a)          No financial statements of businesses acquired are required.

(b)          No pro forma financial information is required.

(c)          Not applicable.

(d)          None.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       JACKSONVILLE BANCORP, INC.


DATE:  May 4, 2007                By:  /s/ Andrew F. Applebee
                                       ---------------------------------------
                                       Andrew F. Applebee
                                       Chairman of the Board